Exhibit 10.7
                       AMENDED AND RESTATED EQUITY WARRANT
                       -----------------------------------

NEITHER THIS WARRANT NOR THE UNDERLYING SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. ANY OFFER TO SELL OR TRANSFER, OR THE SALE OR TRANSFER OF THESE SECURITIES IS UNLAWFUL UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING THE UNDERLYING SHARES OF COMMON STOCK UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW, (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR (C) THE TRANSFER IS MADE PURSUANT TO RULE 144 AS PROMULGATED UNDER THE ACT.

                          COMMON STOCK PURCHASE WARRANT

                                       OF
                       GAMING & ENTERTAINMENT GROUP, INC.

      THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, Cantor G&W (Nevada), L.P., a Nevada limited partnership, or registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Common Stock Purchase Warrant ("Warrant"), from Gaming & Entertainment Group, Inc., a Utah corporation ("Company"), TWO MILLION (2,000,000) shares of common stock, $.01 par value ("Warrant Shares"), at an exercise price of $0.60 per share ("Exercise Price").

      1. Exercise of Warrant; Assignment; Warrant Exchange. The Warrant may be exercised in whole or in part at any time commencing on the date hereof and expiring on the close of business on December 8, 2009 ("Exercise Term"), or if such day is a day on which banking institutions are authorized by law to close then on the next succeeding business, by presentation and surrender of the Warrant at the Company's principal office or at the office of its stock transfer agent, along with the Notice of Exercise (attached hereto as Exhibit A) duly executed and accompanied by payment of the Exercise Price for the number of shares of Warrant Shares specified in such form. If the Warrant should be exercised in part, the Company shall, upon surrender of the Warrant for cancellation and presentment of a duly executed Notice of Exercise, execute and deliver a new Warrant, or Warrants, as the case may be, evidencing the rights of the Holder thereof to purchase the balance of the shares of Warrant Shares purchasable hereunder. Upon receipt by the Company of a Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by the appropriate payment for the shares of Warrant Shares, the Holder shall be deemed to be the holder of record of the number of shares of Warrant Shares set forth therein, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Warrant Shares shall not then be actually delivered to the Holder. This Warrant may be assigned in whole or in part by presentation and surrender of the Warrant at the Company's principal office or at the office of its stock transfer agent, along with the Notice of Assignment (attached hereto as Exhibit B) duly executed and clearly stating the names and addresses of the Assignee(s).

      2. Reservation of Warrant Shares; Registration Rights. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the Warrant, such number of Warrant Shares as shall be required for issuance and delivery upon exercise of the Warrant. The Company further agrees that all Warrant Shares issued upon exercise of this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges. Holder shall have unlimited piggy-back registration rights with respect to the Warrant Shares.

      3. Fractional Shares. No fractional shares, or script representing fractional shares, shall be issued upon the exercise of this Warrant. Any fractional shares that might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share.

      4. Rights of the Holder. Prior to exercising or exchanging this Warrant, the Holder shall not be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, to the extent Holder is otherwise a stockholder of the Company, Holder shall have all rights afforded to common stockholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except as otherwise provided herein.

      5. Adjustments Upon Changes in Capitalization. Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Shares issuable upon exercise of this Warrant shall be adjusted as follows:

            If at any time after the date hereof the number of shares of Company common stock ("Common Stock") issued and outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision of shares of Common Stock, then, on the record date of such stock dividend or subdivision, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Shares issuable upon exercise of this Warrant shall be appropriately increased in proportion to such increase of issued and outstanding shares of Common Stock of the Company.

            If at any time after the date hereof the number of shares of Common Stock issued and outstanding is decreased by a merger, reorganization, reverse stock split or other form of business combination, then, on the effective date of such merger, reorganization, reverse stock split or other form of business combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease of outstanding shares of Common Stock of the Company.

            All calculations under this Section 5 shall be made to the nearest cent or to the nearest whole share, as applicable.

      6. Officer's Certificate. In the event the Exercise Price or the number of shares of Warrant Shares are adjusted as provided in Section 5 above, the Company shall forthwith file with its Secretary at its principal office, and with its stock transfer agent an officer's certificate (the "Certificate") showing the adjusted number of shares of Warrant Shares purchasable upon exercise of this Warrant and the adjusted Exercise Price. The Certificate shall set forth in reasonable detail all facts necessary to show the reason for and the manner of computing such adjustments. The Holder shall make each Certificate available for inspection and the Company shall forward, by certified mail, a copy of each Certificate to the Holder.

      A calculation of any adjustment as provided by Section 5 above, evidenced by a certificate from the Company's independent certified public accountants shall be deemed a correct calculation of the adjustment for purposes of this Warrant. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of such calculation.

      During the term of this Warrant, if the Company shall propose to take any action that would result in an adjustment to be made as provided in Section 5 above, the Company shall mail to the Holder, by certified mail, prior to or no later than 15 days after the day on which the adjustment became effective, a notice setting forth in reasonable detail the terms of the adjustment.

      7. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Holder, to Holder's last known address, and if to the Company, at its principal office. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

      8. Binding Effect. The provisions of this Warrant shall be binding upon and inure to the benefit of (a) the parties hereto, (b) the successors and assigns of the Company, (c) if the Holder is a corporation, partnership, limited liability company, or other form of entity, the successors and assigns of the Holder, and (d) if the Holder is a natural person, the assignees, heirs, and personal representative(s) of the Holder.

      9. Pronouns. Any masculine personal pronoun shall mean the corresponding feminine or neuter personal pronoun, as the context requires.

      10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

      11. Titles and Captions. All section titles or captions contained in this Warrant are for convenience only and shall not be deemed part of the context and shall not affect the interpretation of this Warrant.

      12. Computation of Time. In computing any period of time pursuant to this Warrant, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday.

      13. Presumption. This Warrant shall not be construed against any party due to the fact that said party drafted the Warrant, or any section herein.

      14. Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

      Dated: February 16, 2005

                                        Gaming & Entertainment Group, Inc.,
                                        A Utah corporation

                                        By: /s/ Tibor N. Vertes
                                        -----------------------
                                        Tibor N. Vertes
                                        Chief Executive Officer

                               NOTICE OF EXERCISE

Gaming & Entertainment Group, Inc.
6754 Spencer St.
Las Vegas, NV 89119

Ladies and Gentlemen:

      The undersigned ("Holder"), pursuant to the terms of the attached Warrant to Purchase Common Stock ("Warrant"), hereby irrevocably exercises the Warrant and purchases (_______) shares of common stock (the "Warrant Shares ") by providing payment for such shares of Warrant Shares in the amount of ($ ).

      By executing this Notice of Exercise, the Holder warrants and represents that the shares of Warrant Shares are being acquired as an investment and not with a view to, or for sale in connection with, a distribution of the shares of Warrant Shares, as such term is defined under the Securities Act of 1933, as amended.

Dated:
      ----------------------------

Signature Guaranteed                    Signature:
                                                  ------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                        (if applicable):
                                                        ------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------
                                        Social Security or Tax Identification
                                        No.:
                                            ------------------------------------

NOTE: The signature to this Notice of Exercise must correspond in all respects with the name as written upon the face of the Warrant.

IMPORTANT:        Signature guarantee must be made by a participant of STAMP or another signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer
                  Association and the Transfer Agent of the Company.

                              NOTICE OF ASSIGNMENT

Gaming & Entertainment Group, Inc.
6754 Spencer St.
Las Vegas, NV 89119

Ladies and Gentlemen:

      FOR VALUE RECEIVED, the undersigned ("Holder"), hereby makes the following assignment to assignee(s):

Name of Assignee(s)                 Address               No. of  Warrant Shares

---------------------      ------------------------       ----------------------

---------------------      ------------------------       ----------------------

---------------------      ------------------------       ----------------------

      If the foregoing assignment(s) does(do) not include all of the shares of Warrant Shares comprising the Warrant, a new warrant shall be issued for the number of shares of Warrant Shares not assigned hereunder in the name of and delivered to (circle one) (a) the undersigned or (b) , whose address is .

Dated:
      ----------------------------

Signature Guaranteed                    Signature:
                                                  ------------------------------
                                        Name:
                                             -----------------------------------
                                        Title
                                        (if applicable):
                                                        ------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------
                                        Social Security or Tax Identification
                                        No.:
                                            ------------------------------------

NOTE: The signature to this Notice of Assignment must correspond in all respects with the name as written upon the face of the Warrant.

IMPORTANT:        Signature guarantee must be made by a participant of STAMP or another signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer
                  Association and the Transfer Agent of the Company.